TIAA-CREF FUNDS

SUPPLEMENT NO. 1

dated May 1, 2017

to the Statements of Additional Information (“TIAA-CREF Funds SAI”)

dated March 1, 2017 and August 1, 2016, as supplemented through March 1, 2017

TIAA-CREF FUNDS: FUNDS-OF-FUNDS

TIAA-CREF Lifecycle Funds

TIAA-CREF Lifecycle Index Funds

TIAA-CREF Lifestyle Funds

TIAA-CREF Managed Allocation Fund

(series of the TIAA-CREF Funds)

SUPPLEMENT NO. 1

dated May 1, 2017

to the Statement of Additional Information (“Funds-of-Funds SAI”)

dated October 1, 2016

Glenn Brightman and Robert G. Leary no longer serve as officers of the TIAA-CREF Funds. Effective immediately, the following entries hereby replace in their entirety the entries for Glenn Brightman and Robert G. Leary in the chart currently appearing under the sub-section entitled “Officers” of the section entitled “Management of the Trust” on page 38 of the TIAA-CREF Funds SAI and on page 34 of the Funds-of-Funds SAI:

Name, Address and Year of Birth (“YOB”)	Position(s) Held with registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Senior Managing Director, President, TIAA Investments. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Managing Director, Funds Treasurer, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds; Chief Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1, and Treasurer of CREF.

A40026 (5/17)